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                                                                    Exhibit 3.2


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                                                         SpectraFAX Corp.
                                       INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
                                   20,000,000 SHARES COMMON STOCK AUTHORIZED, $.0001 PAR VALUE

This        NUMBER                                                                                                     SHARES
             1653                                                                                                   ***20,000***
certifies

that                                                                                                             CUSIP 847572 10 4
             ***                                                                                                 -----------------

                                                                                                                 SEE REVERSE FOR
                                                                                                               CERTAIN DEFINITIONS

is the owner of   *** TWENTY THOUSAND SHARES ***                              The shares of stock represented by this certificate
                  FULLY PAID AND NON-ASSESSABLE                               have not been registered under the Securities Act of
                  SHARES OF COMMON STOCK OF                                   1933, as amended, and may not be sold or otherwise
                                                                              transferred unless compliance with the registration
                                                                              provisions of such Act has been made or unless
                                                                              availability of an exemption from such registration
                                                                              provisions has been established, or unless sold
                                                                              pursuant to rule 144 under the Securities Act of
                                                                              1933.



                                                         SpectraFAX Corp.

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the
      Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.

             WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

DATED  August 25, 1999

       Thomas J. Conwell                                                                                     Vicki L. Koopman
           President                                                                                            Secretary

                                                              [SEAL]


COUNTERSIGNED
PACIFIC STOCK TRANSFER COMPANY
P.O. Box 93385
Las Vegas, NV 89193

By        [ILLEGIBLE]
  ----------------------------
     AUTHORIZED SIGNATURE


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